Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. [_] dated March 9, 2020

to

Prospectus dated February 6, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

Update to “Fees and Expenses” Section in the Prospectus

Since the Company filed its Prospectus dated February 6, 2020, market conditions within the credit markets have changed. In particular, interest rates have declined by approximately 2.00%. As a result of the change in market conditions, we now expect to primarily use the repurchase agreement, or “repo”, market to provide leverage for our portfolio. As of the date hereof, repo rates are in the range of approximately 2.00% to 2.50% and are expected to remain in that range for the foreseeable future.

In addition, we expect that no more than one third of the Company’s Investments will be eligible for this type of leverage. The repo market will permit the Company to borrow up to 25% of the value of its eligible assets. As a result thereof, we do not expect to apply leverage to more than 10% of the Company’s Investments.

Based on the above the “FEES AND EXPENSES” section of Prospectus is hereby amended and restated in its entirety as follows:

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “YieldStreet Prism Fund Inc.,” or that “we” or, in the case of the Sub-Adviser Management Fee, our “Adviser” or in the case of the Sub-Sub-Adviser Management Fee (defined below), our “Sub-Adviser,” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales Load(2)	—
Offering expenses(3)	0.80%
Distribution reinvestment plan fees(4)	—
Total stockholder transaction expenses	0.80%

Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management Fee(5)	1.00%
Interest payments on borrowed funds(6)	0.25%
Other expenses(7)	0.50%
Total Annual Expenses	1.75%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return:(1)(6)	$38	$99	$163	$334

(1) Amount assumes that we sell $250 million worth of our shares during the following twelve months, that our net offering proceeds from such sales equal $248 million, that our average net assets during such period equal one-half of the net offering proceeds, or $124 million, and that we utilize leverage at a rate equal to 10.00% of our average assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $250 million worth of our shares during the following twelve months.

(2) This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

(3) Amount reflects maximum offering expenses to be paid by us of up to $2 million if we raise $250 million in gross proceeds. If we sell the maximum number of shares, we estimate we will incur offering expenses of 0.20% of gross offering proceeds. For the avoidance of doubt, the aggregate amount of organizational and offering expenses that may be reimbursed to the Administrator and the Adviser, will be subject to the expense reimbursement limitation described below. See “Administration Agreement.”

(4) The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5) Includes the Adviser Management Fees, the Sub-Adviser Management Fees and the Sub-Sub-Adviser Management Fees. The Adviser Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated daily based on the applicable annual percentage set forth below with respect to the amount of our net assets comprising the Sub-Advised Portfolio, excluding cash and cash-equivalents (the “Net Allocated Assets”).

•	0.55% per annum for the first $500 million of the Net Allocated Assets;
•	0.45% per annum for the next $500 million of the Net Allocated Assets (i.e., Net Allocated Assets greater than $500 million but equal to or less than $1 billion); and
•	0.40% per annum of the Net Allocated Assets which are greater than $1 billion.

Under each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser will be entitled to a Sub-Sub-Adviser Management Fee, computed daily and payable monthly by the Sub-Adviser, equal to an allocable portion of the Sub-Adviser Management Fee determined by reference to each Sub-Sub-Adviser’s relative contribution to management of the Sub-Advised Portfolio, along with the Sub-Adviser. Any Sub-Sub-Adviser Management Fees will be paid by the Sub-Adviser out of the Sub-Adviser Management Fee. No Sub-Sub-Adviser Management Fees will be paid by us or the Adviser.

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The figure in the table is calculated assuming that we have average net assets of $124 million during the following twelve months and average Net Allocated Assets of $62.0 million. See “Investment Advisory Agreement—Advisory Fees,” “Sub-Advisory Agreement—Advisory Fees” and “Sub-Sub-Advisory Agreement—Advisory Fees”.

(6) We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares until the proceeds of the Initial Closing of this offering are substantially invested in accordance with our investment objective. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes that we utilize leverage at a rate equal to 10.00% of our average net assets at an assumed interest rate of 2.50% per annum, reflecting market conditions with the repurchase agreement, or “repo”, market as of March 9, 2020.

(7) Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement. We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter. For purposes of the calculations above, we have assumed that we will incur approximately $2 million of additional operating expenses during the following twelve months not otherwise subject to the expense reimbursement limitation under our Administration Agreement.

The example in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%. While the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

Update to “Management” Section in the Prospectus

On March 5, 2020 Sultana Hideko Megalos was elected to serve as an officer and Vice President of the Company.

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